UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-09819		52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)
140 East Shore Drive, Suite 100
Glen Allen, Virginia			23059-5755
(Address of principal executive offices)			(Zip Code)
	(804)	217-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DX	New York Stock Exchange
6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
Taxation of Our Company
As previously disclosed, on July 28, 2025, Dynex Capital, Inc. (the “Company”) filed an automatic shelf registration statement on Form S-3 (File No. 333-289004) (the “Universal Shelf Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).
The information included under the heading “Taxation of Our Company” in Exhibit 99.1 hereto is incorporated by reference herein and supersedes and replaces the information contained in the first two paragraphs under the heading “Material U.S. Federal Income Tax Considerations—Taxation of our Company” in (i) the prospectus dated July 28, 2025 (the “Base Prospectus”), which is a part of the Universal Shelf Registration Statement, and (ii) the Base Prospectus, as supplemented by the prospectus supplement dated July 29, 2025 (the “Prospectus Supplement”) filed by the Company with the SEC on July 29, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended.
Legal Matters
The information included under the heading “Legal Matters” in Exhibit 99.2 hereto is incorporated by reference herein and supersedes and replaces the information under the heading “Legal Matters” in (i) the Base Prospectus and (ii) the Base Prospectus, as supplemented by the Prospectus Supplement. The information included under the heading “Legal Matters” in Exhibit 99.3 hereto is incorporated by reference herein and supersedes and replaces the information under the heading “Legal Matters” in the Prospectus Supplement.
Exhibits 5.1 and 8.1 hereto supersede and replace Exhibits 5.1 and 8.1 to the Universal Shelf Registration Statement, respectively, and Exhibit 5.1 hereto supersedes and replaces Exhibit 5.1 to the Current Report on Form 8-K of the Company filed with the SEC on July 29, 2025.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
5.1	Opinion of Morrison Foerster LLP
8.1	Opinion of Morrison Foerster LLP
23.1	Consent of Morrison Foerster LLP (included in Exhibits 5.1 and 8.1)
99.1	Taxation of Our Company
99.2	Legal Matters
99.3	Legal Matters
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	October 28, 2025	By:	/s/ Michael A. Angelo
Michael A. Angelo
Chief Legal Officer and Corporate Secretary